Morgan Stanley Variable Investment Series
Item 77(o) 10f-3 Transactions
January 1, 2003 - June 30, 2003



DIVIDEND GROWTH PORTFOLIO

Security
Date of Purchase
Price
Of Shares
Shares Purchased
%of Assets
Total
Issued
Purchased
By Fund


Broker
Hartford Financial
05/19/03
$47.25
80,200
0.416%
$300,037,500
1.263%
Goldman, Sachs & Co.; UBS Warburg; Banc of America
Securities LLC; Citigroup; A.G. Edwards & Sons; JPMorgan;
Edward D. Jones & Co., L.P.; Merrill Lynch & Co.;
Suntrust Robinson Humphrey; Wachovia Securities;
 Wells Fargo

HIGH YIELD PORTFOLIO

Security
Date of Purchase
Price
Of Shares
Shares Purchased
%of Assets
Total
Issued
Purchased
By Fund


Broker
Rogers Cable
06/16/03
$100
205,000
0.261%
3,500,000
0.059%
JPMorgan; RBC Capital Markets; Scotia Capital;
TD Securities; CIBC World Markets; BMO Nesbitt
Burns; SG Cowen

PG&E Corp.
06/27/03
$100
200,000
0.255%
600,000,000
0.013%
Lehman Brothers; Goldman, Sachs & Co.; Banc One
 Capital Markets, Inc.

INCOME BUILDER PORTFOLIO
Security
Date of Purchase
Price
Of Shares
Shares Purchased
%of Assets
Total
Issued
Purchased
By Fund

Broker
Chubb Corp.
06/18/03
$59.50
1,500
0.125%
$803,250,000
0.011%
Citigroup; Goldman, Sachs & Co.; Merrill Lynch & Co.;
Bear, Stearns & Co. Inc.; Credit Suisse First Boston;
 Deutsche Bank Securities; Wachovia Securities

LIMITED DURATION PORTFOLIO
Security
Date of Purchase
Price
Of Shares
Shares Purchased
%of Assets
Total
Issued
Purchased
By Fund

Broker
General Motors Acceptance Corp. 4.50 7/15/06
06/26/03
$99.92
220,000
0.116%
1,000,000
0.000%
Merrill Lynch & Co.; Citigroup; Banc of America
 Securities LLC; Goldman, Sachs & Co.; JPMorgan;
 Banc One Capital Markets, Inc.; BNP Paribas;
Credit Suisse First Boston; Deutsche Bank
 Securities; SG Cowen; UBS Investment Bank;
 Bear, Stearns & Co. Inc.; BMO Nesbitt Burns;
 CIBC World Markets; Lehman Brothers; RBC Capital
 Markets; Scotia Capital; Standard Chartered Bank;
 TD Securities; Tokyo-Mitsubishi International plc; WestLB AG

International Paper 3.80% 04/01/08
03/14/03
$99.83
300,000
0.170%
$300,000,000
0.100%
Salomon Smith Barney; Deutsche Bank Securities;
JP Morgan; UBS Warburg; ABN AMROIncorporated;
Banc of America Securities LLC; BNP PARIBAS;
 Credit Suisse First Boston; Merrill Lynch & Co.;
 Tokyo-Mitsubishi International plc

QUALITY INCOME PORTFOLIO
Security
Date of Purchase
Price
Of Shares
Shares Purchased
%of Assets
Total
Issued
Purchased
By Fund

Broker
General Motors
06/26/03
$98.62
2,180,000
0.390%
3,000,000,000
0.001%
Merrill Lynch & Co.; Citigroup; Banc of America
Securities LLC; Goldman, Sachs & Co.; JPMorgan;
 Banc One Capital Markets, Inc.; BNP Paribas;
 Credit Suisse First Boston; Deutsche Bank
 Securities; SG Cowen; UBS Investment Bank;
 Bear, Stearns & Co. Inc.;BMO Nesbitt Burns;
 CIBC World Markets; Lehman Brothers;
 RBC Capital Markets; Scotia Capital; Standard
 Chartered Bank; TD Securities; Tokyo-Mitsubishi
International plc; WestLB AG

General Motors Acceptance Corp. 4.50 7/15/06
06/26/03
$99.92
1,265,000
0.229%
1,000,000
0.001%
Merrill Lynch & Co.; Citigroup; Banc of America
 Securities LLC; Goldman, Sachs & Co.; JPMorgan;
 Banc One Capital Markets, Inc.;
 BNP Paribas; Credit Suisse First Boston;
 Deutsche Bank Securities; SG Cowen; UBS Investment
 Bank; Bear, Stearns & Co. Inc.;
 BMO Nesbitt Burns; CIBC World Markets;
 Lehman Brothers; RBC Capital Markets; Scotia
Capital; Standard Chartered Bank; TD Securities;
 Tokyo-Mitsubishi International plc;
 WestLB AG

Comcast Corp 6.50% due 01/15/2015
01/07/03
3,870,000
$99.71
0.740%
$900,000,000
0.430%
JPMorgan; Merrill Lynch & Co.; Banc of America
 Securities LLC; Salomon Smith Barney;
 ABN AMRO Incorporated; Banc One Capital
 Markets, Inc.; Barclays Capital;
BNP PARIBAS; BNY Capital Markets, Inc.;
 Dresdner Kleinwort Wasserstein; Deutsche
Bank Securities; Fleet Securities, Inc.;
 The Royal Bank of Scotland; Scotia
Capital; Goldman, Sachs & Co.


STRATEGIST PORTFOLIO
Security
Date of Purchase
Price
Of Shares
Shares Purchased
%of Assets
Total
Issued
Purchased
By Fund

Broker
General Motors
06/26/03
$98.62
150,000
0.034%
3,000,000,000
0.000%
Merrill Lynch & Co.; Citigroup; Banc of
America Securities LLC; Goldman, Sachs & Co.;
JPMorgan; Banc One Capital Markets, Inc.;
 BNP Paribas; Credit Suisse First Boston;
 Deutsche Bank Securities; SG Cowen;
 UBS Investment Bank; Bear, Stearns & Co. Inc.;
 BMO Nesbitt Burns; CIBC World Markets;
 Lehman Brothers; RBC Capital Markets;
 Scotia Capital; Standard Chartered Bank;
 TD Securities; Tokyo-Mitsubishi
 International plc; WestLB AG

General Motors Acceptance Corp.
06/26/03
$99.92
80,000
0.019%
1,000,000
0.000%
Merrill Lynch & Co.; Citigroup; Banc of America
 Securities LLC; Goldman, Sachs & Co.;
JPMorgan; Banc One Capital Markets, Inc.;
 BNP Paribas; Credit Suisse First Boston;
 Deutsche Bank Securities; SG Cowen;
 UBS Investment Bank; Bear, Stearns & Co. Inc.;
 BMO Nesbitt Burns; CIBC World Markets;
 Lehman Brothers; RBC Capital Markets;
 Scotia Capital; Standard Chartered Bank;
 TD Securities; Tokyo-Mitsubishi
 International plc; WestLB AG

Comcast Corp 6.50% due 01/15/2015
01/07/03
65,000
$99.71
0.080%
$900,000,000
0.007%
JPMorgan; Merrill Lynch & Co.; Banc of America
 Securities LLC; Salomon Smith Barney;
ABN AMRO Incorporated; Banc One Capital
Markets, Inc.; Barclays Capital; BNP PARIBAS;
 BNY Capital Markets, Inc.; Dresdner Kleinwort
 Wasserstein; Deutsche Bank Securities;
Fleet Securities, Inc.; The Royal Bank
 of Scotland; Scotia Capital; Goldman, Sachs & Co.

International Paper 5.30% 04/01/2015
03/14/2003
120,000
$99.80
0.150%
$700,000,000
0.017%
Salomon Smith Barney; Deutsche Bank Securities;
 JPMorgan; UBS Warburg; ABN AMRO Incorporated;
 Banc of America Securities LLC; BNP PARIBAS;
Credit Suisse FirstBoston; Merrill Lynch & Co.;
 Tokyo-Mitsubishi International plc